Exhibit 24


                             POWER OF ATTORNEY



       KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of First Health Group Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith and Joseph E. Whitters, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1999 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  Dated:  March 23, 2000


                                 /s/Don Logan
                                 ________________________________________
                                    Don Logan

                             POWER OF ATTORNEY



       KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of First Health Group Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith and Joseph E. Whitters, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1999 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  Dated:  March 23, 2000




                                 /s/David Simon
                                 ________________________________________
                                    David E. Simon

                             POWER OF ATTORNEY



       KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of First Health Group Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith and Joseph E. Whitters, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1999 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  Dated:  March 23, 2000




                                 /s/Ronald H. Galowich
                                 ________________________________________
                                    Ronald H. Galowich

                             POWER OF ATTORNEY



       KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of First Health Group Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith and Joseph E. Whitters, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1999 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  Dated:  March 23, 2000




                                 /s/Daniel Brunner
                                 ________________________________________
                                    Daniel S. Brunner

                             POWER OF ATTORNEY



       KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of First Health Group Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith and Joseph E. Whitters, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1999 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  Dated:  March 23, 2000




                                 /s/Robert S. Colman
                                 ________________________________________
                                    Robert S. Colman

                             POWER OF ATTORNEY



       KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of First Health Group Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith and Joseph E. Whitters, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1999 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  Dated:  March 23, 2000




                                 /s/Burton W. Kanter
                                 ________________________________________
                                    Burton W. Kanter

                             POWER OF ATTORNEY



       KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of First Health Group Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith and Joseph E. Whitters, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1999 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  Dated:  March 23, 2000




                                 /s/Thomas J. Pritzker
                                 ________________________________________
                                    Thomas J. Pritzker

                             POWER OF ATTORNEY



       KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of First Health Group Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith and Joseph E. Whitters, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1999 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  Dated:  March 23, 2000




                                 /s/Michael J. Boskin
                                 ________________________________________
                                    Michael J. Boskin

                             POWER OF ATTORNEY



       KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of First Health Group Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith and Joseph E. Whitters, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1999 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  Dated:  March 23, 2000




                                 /s/Harold S. Handelsman
                                 ________________________________________
                                    Hank S. Handelsman

                             POWER OF ATTORNEY



       KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of First Health Group Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith and Joseph E. Whitters, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1999 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  Dated:  March 23, 2000




                                 /s/James C. Smith
                                 ________________________________________
                                    James C. Smith